UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------

       Date of Report (Date of earliest event reported):August 17, 2004
                           --------------------------



                             MARCONI CORPORATION PLC

             (Exact name of registrant as specified in its charter)

                           --------------------------



      England and Wales                 33-12430                    xxx
 ----------------------------   ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


       New Century Park, PO Box 53,
       Coventry, CV3 1HJ

       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


               Registrant's telephone number, including area code:


               ---------------------------------------------------
          (Former name or former address, if changed since last report)



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Item No. 5     Press release dated 17 August, 2004 - Re: Senior Notes

                                                                Press enquiries:
        Skip MacAskill tel: +44 2476 56 3705; email:  skip.macaskill@marconi.com

                                                             Investor enquiries:
             Heather Green, tel: 0207 306 1735; email: heather.green@marconi.com



                            MARCONI CORPORATION PLC

            MARCONI PROVIDES NOTICE OF FIFTH PARTIAL REDEMPTION AND
  ANNOUNCES FURTHER NOTES REPURCHASE OF 8% GUARANTEED SENIOR SECURED NOTES DUE
                                      2008
                             CUSIP No. : G58129AA8
                            ISIN No. : XS0166109412

   - $359.8 million (approximately GBP195.5 million) Senior Notes to be redeemed at 110%; and
   - $15.4 million (approximately GBP8.4 million) Senior Notes repurchased
   - Reduces principal amount of Senior Notes to $69.8 million (approximately GBP38.0 million)

London - 17 August 2004 - Marconi Corporation plc (LSE: MONI; NASDAQ: MRCIY) today gave notice to the owners of its guaranteed Senior Secured Notes due 2008 (the Senior Notes) pursuant to Section 3.02 of the Indenture dated as of 19 May 2003 (the Indenture) made between the Company, the guarantors named therein and the Law Debenture Trust Company of New York (the Trustee) that pursuant to
Section 3.07 of the Indenture $359,807,624 (approximately GBP195.5 million) aggregate principal amount of Securities (the Redemption Securities) will be redeemed on 1 September 2004 (the Redemption Date).

The redemption price (the Redemption Price) shall be 110.0% of the principal amount of the Redemption Securities redeemed plus 46 days accrued interest to the Redemption Date.

In line with the mechanism used for the previous partial redemptions of the Senior Notes, a pool factor will be applied to every holding. Further details of the pool factor to be applied from the Redemption Date will be announced once the pool factor has been confirmed by the Registrar.

This mandatory partial redemption of the Senior Notes results from the gross cash proceeds from the disposal of the Outside Plant and Power business and releases of cash collateral following the expiry of certain performance bonds and letters of credit and from a reduction in the amount of cash collateral held against certain bonds.

The paying agent with respect to the Redemption Securities is:

The Bank of New York
One Canada Square
London E14 5AL
England
Attention: Corporate Trust Office.

Any queries in respect of payment, pool factor or related matters should be directed to Emma Wilkes at Bank of New York on (+44) 20 7964 7662, who are the Registrar, the Depositary and the Paying Agent.

On the Redemption Date, the Redemption Price, together with accrued interest and any Additional Amounts (as described in the Indenture), will become due and payable. Unless the Company defaults in making the redemption payment, the Redemption Securities shall cease to bear interest from and after the Redemption Date. The Redemption Securities will be cancelled following redemption by the Company.

In addition, Marconi announced today that it had further repurchased $15.4 million (approximately GBP8.4 million) principal amount of its Senior Notes for a total cash outlay, excluding accrued interest and fees, of $17.0 million (approximately GBP9.2 million) in open market transactions.

The repurchases were undertaken by Marconi Corporation plc and are expected to be cancelled prior to the Redemption Date. Under the terms of the Indenture, the repurchased Notes have to be cancelled within 90 days and may not be re-issued or resold to any third party. Marconi may repurchase additional Senior Notes in the future.

After the fifth partial redemption scheduled on 1 September 2004 and the repurchases announced today, the principal amount of Senior Notes is forecast to reduce to $69.8 million (approximately GBP38.0 million).

(Exchange rate, GBP1 = USD 1.84)

ENDS/...



About Marconi Corporation plc

Marconi Corporation plc is a global telecommunications equipment, services and solutions company. The company's core business is the provision of innovative and reliable optical networks, broadband routing and switching and broadband access technologies and services. The company's customer base includes many of the world's largest telecommunications operators.

The company is listed on the London Stock Exchange under the symbol MONI and on the Nasdaq under the symbol MRCIY.
Additional information about Marconi Corporation can be found at www.marconi.com.

Copyright (c) 2004 Marconi Corporation plc. All rights reserved. All brands or product names are trademarks of their respective holders.

This Press Release contains certain statements that are not historical facts, including statements about Marconi's expectations and beliefs and statements with respect to its business plan and other objectives. Such statements are forward-looking statements. These statements typically contain words such as "intends", "expects", "anticipates", "estimates" and words of similar import.
 Undue reliance should not be placed on such statements, which are based on Marconi's current plans, estimates, projections and assumptions. By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend on circumstances which may occur in the future.
 There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by such forward-looking statements. These factors include, but are not limited to future revenues being lower than expected; increasing competitive pressures within the industry; general economic conditions or conditions affecting the relevant industries, both domestically and internationally, being less favourable than expected. Marconi has identified certain important factors that may cause actual results to differ materially from those contained in these forward-looking statements as described in Marconi's Form 10-K annual report filed with the US Securities and Exchange Commission. Marconi disclaims any obligation to publicly update or revise these forward-looking statements, whether to reflect new information or future events or circumstances or otherwise.







                               SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MARCONI CORPORATION PLC



                                       By:     ____M Skelly____

                                       Name:   M Skelly
                                       Title:  Company Secretary


Date:August 17, 2004